SECURITY AGREEMENT



THIS SECURITY AGREEMENT ("Security Agreement") is dated as of March 9.2005 between TRUST LICENSING, INC., a Florida corporation ("Borrower") and IRREV9CABLE TRUST AGREEMENT NUMBER III ("Lender").

RECITALS

A. On or after the date of this Security Agreement, Borrower desires to borrow additional funds from Lender in one or more borrowings an amount not to exceed $ 55,000 in the aggregate, and Lender desires to loan, subject to the terms and conditions herein set forth, such amount to Borrower (each, a "Loan" and collectively, the "Loans"). Such borrowings shall be evidenced by a Promissory Note ("Note").

B. As security for Borrower's obligations to Lender under this Security Agreement and the Note, Borrower will grant to Lender hereunder a security interest in certain of its accounts receivable, equipment, machinery, fixtures, patents, patent applications, other items and general intangibles now owned by Borrower br hereafter acquired, and all substitutions and replacements of and additions, improvements, accessions and accumulations to said equipment, machinery and fixtures and other items, together with all rents, issues, income, profits and proceeds therefrom (collectively, the "Collateral").

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

SECTION 1. TERM OF AGREEMENT. The term of this Security Agreement begins on the date set forth above and shall continue thereafter and be in effect so long as and at any time any Note entered into pursuant to this Security Agreement is in effect.

SECTION 2. SECURITY INTERESTS. (a) Borrower hereby grants to lender a security interest in all Collateral; (b) This Security Agreement secures (i) the payment of the principal of and interest on the Note and all other sums due thereunder and under this Security Agreement (the "Indebtedness") and (ii) the performance by Borrower of all of its other covenants now or hereafter existing under the Note and this Security Agreement (the "Obligations").

SECTION 3. BORROWER'S REPRESENT ACTIONS AND WARRANTIES. Borrower represents and warrants that (a) it is in good standing under the laws of the state of its formation, duly qualified to do business and will remain duly qualified during the term of the Note in each state ~'here necessary to carry on its present business and operations, including the jurisdiction(s) where the Collateral will be located; (b) it has full authority to execute and deliver this Security
Agreement and the Note and perform the terms hereof and thereof, and this Security Agreement and the Note have been duly authorized, executed and delivered and constitute valid and binding obligations of Borrower enforceable in accordance with their terms; (c) to the best of its knowledge, the execution and delivery of this Security Agreement and the Note will not contravene any law, regulation or judgment affecting Borrower or result in any breach of any material agreement or other instrument binding on Borrower; (d) there is no action or proceeding pending or threatened against Borrower before any court or administrative agency which might have a material adverse effect on the business, financial condition or operations of Borrower; and (e) Borrower has good and marketable title to the Collateral.

SECTION 4. METHOD AND PLACE OF PAYMENT. Borrower shall pay to Lender, at. such address as Lender specifies in writing, all amounts payable to it under this Security Agreement and the Note.




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SECTION 5. LOCATION; INSPECTION. All of the Collateral shall be located at the
Borrower's principal place of business (the "Collateral Location"). All of the records regarding the Collateral shall be located at the Borrower's principal place of business, or such other location of which Borrower has given notice to Lender in accordance with this Security Agreement. Lender shall have the right to inspect Collateral, including records relating thereto, and Borrower's books and records at any time (upon reasonable notification) during regular business hours, such books and records to be maintained in accordance will generally accepted accounting principles. Borrower shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of Collateral that is requested by Borrower and consented to by Lender, as well as for any charges due to the installation or moving of the Collateral. Payments under the Not~ and under this Security Agreement shall continue during any period in which the Collateral is in trai1sit.

SECTION 6. COLLATERAL MAINTENANCE. Borrower will permit Lender to inspect each item of Collateral and its maintenance records during Borrower's regular business hours. Borrower will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Collateral.

SECTION 7. LOSS OR DAMAGE. Borrower assumes the entire risk of loss to the Collateral through use, consideration or otherwise.

SECTION 8. INDEMNITIES. Borrower will protect, indemnify and save harmless Lender and any assignees from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lender by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by any portion of the Collateral.

SECTION 9. RELEASE OF LIENS. Upon payment of all of the Indebtedness and performance of all of the Obligations, Lender shall execute UCC termination statements and such other documents as Borrower shall reasonably request to evidence the release of Lender's lien relating to the Collateral.

SECTION 10. ASSIGNMENT. Without Lender's prior written consent which consent will not be unreasonably withheld or delayed, Borrower shall not (a) assign, transfer, pledge, hypothecate or otherwise dispose of this Security Agreement, any Note, any Collateral, or any interest therein.

SECTION 11. DEFAULT. (a) Events of Default. Any of the following events or conditions shall constitute an "Event of Default" hereunder: (i) Borrower's failure to pay any monies due to Lender hereunder or under any Note beyond the tenth (10th) day after the same is due; (ii) any representation or warranty of Borrower made in this Security Agreement or the Note or in any other agreement, statement or certificate furnished to Lender in connection with this Security Agreement or the Note shall prove to have been incorrect in any material respect when made or given; (iii) the filing by or against Borrower of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; and (iv) the voluntary or involuntary making of an assignment ora substantial portion of its assets by Borrower for the benefit of its creditors, the appointment ora receiver or trustee for Borrower or for any of Borrower's assets, the institution by or against Borrower of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Borrower provided that in the case of all such involuntary proceedings, same are not dismissed within sixty (60) days after commencement.
(b) Remedies. If any Event of Default has occurred, Lender may in its sole discretion exercise one or more of the following remedies with respect to any or all of the Collateral: (i) declare due any or all of the aggregate sum of all remaining payments under the Note; (ii) proceed by appropriate court action or actions either at law or in equity to enforce Borrower's performance of the applicable covenants of the Note




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and this Security Agreement or to recover all damages and expenses incurred by
Lender by reason of an Event of Default; (iii) proceed in a manner permitted by applicable law to enter upon the premises where the Collateral is located and take immediate possession of and remove it without liability of Lender to Borrower or any other person or entity; (iv) once possession of the Collateral is lawfully obtain, terminate this Security Agreement and sell the Collateral at public or private sale, or otherwise dispose of, hold, use or lease any or all of the Collateral in a commercially reasonable manner; or (v) exercise any other right or remedy available to it under applicable law. The net proceeds of any sale or lease of such Collateral will be credited against amounts due under the Note. '

SECTION 12. FINANCING STATEMENTS. Borrower will execute all financing statements pursuant to the Uniform Commercial Code and all such other documents reasonably requested by Lender to perfect Lender's security interests hereunder. Borrower authorizes Lender to file financing statements signed only by Lender (where such authorization is permitted by law) at all places where Lender deems necessary.

SECTION 13. NATURE OF TRANSACTION. Lender makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

SECTION 14. LENDER'S EXPENSE. Borrower shall pay Lender all reasonable costs and expenses including reasonable attorney's fees and the fees of collection agencies, incurred by Lender: (a) in enforcing any of the terms, conditions or provisions hereof and related to the exercise of its remedies; and (b) in connection with any bankruptcy or post-judgment proceeding, whether or not suit is filed and, in each and every action, suit or proceeding, including any and all appeals and petitions therefrom.

SECTION 15. ALTERATIONS; ATTACHMENTS. No alterations or attachments shall be made to the Collateral without Lender's prior written consent, which shall not be given for changes that will affect the reliability and utility of the Collateral or which cannot be removed without damage to the Collateral, or which in any way affect the value of the Collateral for purposes of resale or lease. All attachments and improvements to the Collateral shall be deemed to be "Collateral" for purposes of the Security Agreement, and a first priority security interest therein shall immediately vest in Lessor.

SECTION 16. NOTICES. All notices hereunder shall be in writing, by registered mail, or reliable messenger or delivery service (including overnight service) and shall be directed, as the case may be, to Lender at: 1108 Kane Concourse, Suite 310, Bay Harbor Islands, Florida 33154 and to Borrower at 950 South Pine Island Road, Suite A 150-1094, Plantation, Florida 33324.

SECTION 17. MISCELLANEOUS. Borrower acknowledges that it has read this Security Agreement and the Note, understands them and agrees to be bound by their terms and further agrees that this Security Agreement and the Note constitute the entire agreement between Lender and Borrower with respect to the subject matter hereof and supersede all previous agreements, promises, or representations. This Security Agreement and the Note may not be changed, altered or modified except by an instrument signed by an officer or authorized representative of Lender and Borrower. Any failure of Lender to require strict performance by Borrower or any waiver by Lender of any provision herein or in a Note shall not be construed as a consent or waiver of any other breach of the same or any other provision. If any provision of this Security Agreement or any Note is held invalid, such invalidity shall not affect any otl1er provisions hereof or thereof: Borrower will, at its expense, promptly execute and deliver to Lender such documents and assurances (including financing statements) and take such further action as Lender may reasonably request in order to carry out the intent of this Security Agreement and Lender's rights and remedies. Borrower hereby authorizes Lender (and each of Lender's officers, employees or agents designated by Lender) to execute and deliver on Borrower's behalf financing statements and other documents necessary to perfect and/or give notice of Lender's security interest in any of the Collateral.




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SECTI10N 18.  JURISDICTION AND WAIVER OF JURY TRIAL. This Security Agreement and
the Note shall be deemed to have been negotiated, entered into and performed in the State of Florida and it is understood and agreed that the validity OftbJ5 Security Agreement and of any of the terms and provisions, of the Security Agreement and Note, as well as me right.'I and duties of Lender and Borrower, shall be construed pursuant to and in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of or relating to this Security Agreement and each Note shall be in the courts of Miami - Dade County, Florida, or in cases where federal diversity jurisdiction is available, in the United States District Court for the Southern District of F1orida. Borrower, to the extent it may lawfully do so, hereby waives its right to trial by jury in any action brought on or with respect to this Security Agreement and Note or any other agreements executed in connection herewith.


IRREVOCABLE TRUST AGREEMENT NUMBER III            TRUST LICENSING, INC.

BY: JAY HOWARD LINN                               BY: JEFFREY SASS
       TRUSTEE                                        CEO


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